                                                                   EXHIBIT 10.22

                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                                CREDIT AGREEMENT

        THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of November 26, 2002 by and among PENFORD CORPORATION, a Washington corporation, PENFORD PRODUCTS CO., a Delaware corporation, KEYBANK NATIONAL ASSOCIATION, U.S. BANK NATIONAL ASSOCIATION and THE BANK OF NOVA SCOTIA.

                                    RECITALS

        Borrowers, Administrative Lender and Lenders are parties to that certain Amended and Restated Credit Agreement dated November 15, 2000 (as previously amended, the "Agreement"). The parties desire to amend the Agreement in the manner set forth herein.

        NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Administrative Lender, Lenders and Borrowers hereby agree as follows:

        1. DEFINITIONS. All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the Agreement.

        2. AMENDMENT TO SECTION 1.1.

        (a) The following defined terms are amended in their entirety to read as follows:

               "APPLICABLE RATE" means, at any date, the lesser of (a) the Highest Lawful Rate or (b) the following: (i) with respect to each Base Rate Loan, a per annum rate equal to the sum of the Alternate Base Rate in effect on such date and the applicable Base Rate Margin; (ii) with respect to each Swing Loan, a per annum rate equal to Daily LIBOR plus the applicable LIBOR Margin; and (iii) with respect to each LIBOR Loan, a per annum rate equal to the sum of (x) LIBOR in effect on the first day of the Fixed Rate Term for such Loan plus (y) the applicable LIBOR Margin in effect on the second Business Day before the first day of such Fixed Rate Term.

               "AVAILABLE CREDIT" means, at any time, (i) the amount by which the total of the Revolving Loan Commitments is greater than the total of the outstanding principal amount of the Revolving Loans less (ii) at all times during the Swing Loan Effective Period, $4,000,000.


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        (b) The following additional defined terms are added to Section 1.1:

               "DAILY LIBOR" means a rate of interest fluctuating daily equal on each day to the rate determined by Swingline Lender as its "LIBOR" rate for a loan of $4,000,000 having a term of one month beginning on such day.

               "SWING LOAN" means a Loan made by Swingline Lender to Borrowers pursuant to Section 3.1A.

               "SWING LOAN EFFECTIVE PERIOD" means the period beginning on the date Swingline Lender first notifies Parent and Administrative Lender that it is prepared to make Swing Loans and ending on the earliest of
        (i) the occurrence of an Event of Default, (ii) the Revolver Maturity Date, (iii) the date Swingline Lender first notifies Parent and Administrative Lender that it will make no further Swing Loans or (iv) the date U.S. Bank National Association's Revolving Loan Commitment becomes zero, whether by virtue of assignment or otherwise.

               "SWINGLINE LENDER" means U.S. Bank National Association.

        3. ADDITION OF SECTION 3.1A. A new Section 3.1A is added to the Agreement to read as follows:

               3.1A SWING LOANS

               (a) During the Swing Loan Effective Period, the Swingline Lender, in its sole discretion, may make loans (each a "Swing Loan") to Borrowers from time to time on the terms and subject to the conditions contained in this Agreement in an aggregate amount not to exceed $4,000,000 at any time outstanding. Each Swing Loan shall be made and prepaid upon such notice as the Swingline Lender and Borrowers' Agent shall agree, and Swingline Lender may make Swing Loans without notice from Borrowers' Agent or any Borrower (A) automatically pursuant to cash management arrangements, if any, made from time to time by Borrowers' Agent with Swingline Lender and/or (B) to allow Administrative Lender to pay each Lender its share of fees, interest and other amounts then due and payable. All Swing Loans shall be evidenced by a Note payable to the order of the Swingline Lender. Subject to all the limitations, terms and conditions contained herein, Borrowers may from time to time borrow, partially or wholly repay outstanding Swing Loans and reborrow Swing Loans. Borrower shall repay the outstanding principal balance of the Swing Loans, together with all accrued and unpaid interest and related fees, on the earlier of the Revolver Maturity Date or termination of the Swing Loan Effective Period. All interest due on the Swing Loans shall be payable to the Swingline Lender. If Administrative Lender receives payment of principal or interest on the Swing Loans, it will promptly distribute such payment to the Swingline Lender.

               (b) Upon termination of the Swing Loan Effective Period, Administrative Lender shall notify each Lender of the principal balance of the Swing Loans and of


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        each Lender's Ratable Portion of the balance thereof. Each Lender irrevocably and unconditionally agrees, before 9:00 AM (Portland time) on the next Business Day after receipt of such notice, to make available to Administrative Lender, in immediately available funds, the amount of such Lender's Ratable Portion of the outstanding Swing Loans. Upon such payment by a Lender, such Lender shall be deemed to have made a Revolving Loan as a Base Rate Loan to Borrowers, regardless of whether the conditions in Section 7.2 exist and without regard to the required minimum amount of Base Rate Loans. Administrative Lender shall use such funds to repay the Swing Loans. If Lenders are prohibited by the Bankruptcy Code or any other Governmental Rule from making the Revolving Loans and repaying the Swing Loans as required by the first four sentences of this Section, each Lender irrevocably and unconditionally agrees, within the time period set forth in the second sentence of this Section, to purchase from Swingline Lender a participation interest in the Swing Loans equal to such Lender's Ratable Portion of the balance of the Swing Loans.

        4. AMENDMENT TO SECTION 3.2(b)(i). Section 3.2(b)(i) is amended in its entirety to read as follows:

               (i) shall, on the last day of each February, May, August and November beginning May 31, 2001 repay the outstanding principal balance of the Term Loans, or, if less, make a scheduled repayment of the aggregate outstanding principal amount of the Term Loans as follows: (A) before September 1, 2001, the aggregate amount of each payment shall be $1,538,462; (B) beginning November 30, 2001 through August 31, 2002, the aggregate amount of each payment shall be $2,307,692; (C) beginning November 30, 2002 through August 31, 2003, the aggregate amount of each payment shall be $1,830,531; and (D) after August 31, 2003, the aggregate amount of each payment shall be $2,307,692;

        5. AMENDMENT TO SECTION 3.4(f). Section 3.4(f) is amended in its entirety to read as follows:

               (f) COMPUTATION AND PAYMENT. All interest and per annum fees shall be computed on the basis of a 360-day year, actual days elapsed, except interest on Base Rate Loans shall be computed on the basis of a 365/366-day year. Interest on Base Rate Loans and Swing Loans shall be payable monthly, in arrears, on the last day of each month beginning November 30, 2000, upon termination of the Swing Loan Effective Period (with respect to Swing Loans), on the Revolver Maturity Date (with respect to Revolving Loans and Swing Loans) and on the Maturity Date. Interest on LIBOR Loans shall be paid on the last day of each Fixed Rate Term, on the Revolver Maturity Date (with respect to Revolving Loans) and on the Maturity Date.

        6. AMENDMENT TO SECTION 3.8(a). Section 3.8(a) is amended in its entirety to read as follows:


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               (a) BORROWINGS. Each Loan, except a Swing Loan, shall be made or shared among Lenders ratably.

        7. AMENDMENT TO SECTION 10.1. Section 10.1 is amended in its entirety to read as follows:

        10.1 LEVERAGE RATIO

               As of the end of each fiscal quarter, Parent shall maintain a Leverage Ratio not greater than: (i) 4.25:1 as of the end of the fiscal quarter ending on August 31, 2001 (ii) 4.05 as of the end of the fiscal quarter ending on November 30, 2001; (iii) 3.75 as of the end of the fiscal quarter ending on February 28, 2002; (iv) 3.25:1 as of the end of the fiscal quarter ending on May 31, 2002; (v) 3.00:1 as of the end of the fiscal quarter ending on August 31, 2002; (vi) 3.15:1 as of the end of the fiscal quarter ending on November 30, 2002; (vii) 3.00:1 as of the end of the fiscal quarters ending on February 28, 2003 and May 31, 2003; (viii) 2.75:1 as of the end of the fiscal quarters ending on August 31, 2003 and November 30, 2003; (ix) 2.50:1 as of the end of the fiscal quarters ending on February 29, 2004 and May 31, 2004; (x) 2.25:1 as of the end of the fiscal quarters ending on August 31, 2004 and November 30, 2004; and (xi) 2.00:1 as of the end of each fiscal quarter ending after November 30, 2004.

        8. AMENDMENT TO SECTION 10.5. Section 10.5 is amended in its entirety to read as follows:

        10.5 CAPITAL EXPENDITURES

               Parent shall not make, nor permit any Subsidiary to make, capital expenditures, including, without limitation, capital leases, synthetic leases, tax retention operating leases, and financing leases, at any time, except in an amount not in excess, in the aggregate for Parent and the Subsidiaries, of $20,000,000 in any fiscal year of Parent, except the limitation shall be $15,000,000 for Parent's fiscal year 2003. The foregoing limitation shall not apply to expenditures made to repair, modify or replace any fixed asset or improvement damaged or destroyed by or as a result of any insurable event or condemnation to the extent that the aggregate amount of all such expenditures does not exceed the net amount of the insurance and condemnation proceeds payable to Borrowers and Subsidiaries with respect to such insurable event or condemnation (including such proceeds applied to the reduction of the Revolving Loans pursuant to the terms of any of the Loan Documents).

        9. SECTION 13.1 -- NEW ADDRESS. The address for Borrower's Agent set forth in Section 13.1 is amended to be: Penford Corporation, 7094 S. Revere Parkway, Englewood, CO 80112-3932, Attn: Chief Executive Officer, Fax: (303) 649-1700.

        10. EXHIBIT A. Exhibit A is amended to add the Note attached hereto as Exhibit A to Fourth Amendment.


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        11. ALLONGES. Borrowers shall execute and deliver to Administrative
Lender an allonge substantially in the form of Exhibit B attached hereto for each Note evidencing a Term Loan

        12. FEE. As consideration for Lenders entering into this Fourth Amendment, Borrowers shall pay to Administrative Lender, for the ratable benefit of Lenders, an amendment fee of $185,385 upon the execution of this Fourth Amendment.

        13. EFFECTIVE DATE. This Fourth Amendment shall be effective as of November 26, 2002 upon payment of the amendment fee and execution and delivery of the allonges referenced in Section 11.

        14. RATIFICATION. Except as otherwise provided in this Fourth Amendment, all of the provisions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect.

        15. ONE AGREEMENT. The Agreement, as modified by the provisions of this Fourth Amendment, shall be construed as one agreement.

        16. COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Fourth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

        17. STATUTORY NOTICE.

        ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.


                           [INTENTIONALLY LEFT BLANK]


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        IN WITNESS WHEREOF, this Fourth Amendment to Amended and Restated Credit
Agreement has been duly executed as of the date first written above.

PENFORD CORPORATION                       PENFORD PRODUCTS CO.


By:                                       By:
   --------------------------------          --------------------------------
Title:                                    Title:
      -----------------------------             -----------------------------

KEYBANK NATIONAL ASSOCIATION              U.S. BANK NATIONAL ASSOCIATION


By:                                       By:
   --------------------------------          --------------------------------
Title:                                    Title:
      -----------------------------             -----------------------------




                                          THE BANK OF NOVA SCOTIA


                                          By:
                                             --------------------------------
                                          Title:
                                                -----------------------------



                                 CONSENT OF ANZ

        Australian and New Zealand Banking Group Limited hereby consents to the foregoing Fourth Amendment to Amended and Restated Credit Agreement.

        Dated as of November 26, 2002.

                                          AUSTRALIAN AND NEW ZEALAND BANKING
                                          GROUP LIMITED


                                          By:
                                             --------------------------------
                                          Title:
                                                -----------------------------


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                                    EXHIBIT A
                                       TO
                                FOURTH AMENDMENT

                           SWING LOANS PROMISSORY NOTE

$4,000,000                                                     November 26, 2002



        FOR VALUE RECEIVED, the undersigned, PENFORD CORPORATION, a Washington corporation, and PENFORD PRODUCTS CO., a Delaware corporation, (each individually referred to as "Borrower" and both collectively referred to as "Borrowers"), hereby jointly and severally promise to pay to the order of U.S. BANK NATIONAL ASSOCIATION ("Lender") on the Revolver Maturity Date, or at such earlier time as is provided in that certain Amended and Restated Credit Agreement among Borrowers, The Bank of Nova Scotia (as Administrative Lender) and the lenders named therein dated as of November 15, 2000, (as further amended, modified or supplemented from time to time, the "Credit Agreement"), the principal sum of Four Million Dollars ($4,000,000), or such lesser amount as shall equal the outstanding principal balance of the Swing Loans made by Lender to Borrowers pursuant to the Credit Agreement.

        This promissory note is one of the promissory notes referred to in, and subject to the terms of, the Credit Agreement. Capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement.

        Borrowers further promise to pay interest on the outstanding principal balance hereof at the interest rates, and payable on the dates, set forth in the Credit Agreement. All payments of principal and interest hereunder shall be made to Administrative Lender in lawful money of the United States and in same day or immediately available funds.

        Lender is authorized but not required to record the date and amount of each advance made hereunder, the date and amount of each payment of principal and interest hereunder, and the resulting unpaid principal balance hereof, in Lender's internal records, and any such recordation shall be prima facie evidence of the accuracy of the information so recorded; provided however, that Lender's failure to so record such amounts shall not limit or otherwise affect Borrower's obligations hereunder and under the Credit Agreement to repay the principal hereof and interest hereon.

        Borrowers shall pay all costs of collection, including reasonable attorneys' fees (whether incurred at the trial or appellate level, in an arbitration or administrative proceeding, in bankruptcy (including, without limitation, any adversary proceeding, contested matter or motion) or otherwise). No delay or failure on the part of Lender to exercise any of its rights hereunder shall be deemed a waiver of such rights or any other right of Lender nor shall any


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delay, omission or waiver on any one occasion be deemed a bar to or waiver of such rights or any other right on any future occasion. Borrowers and every surety, indorser and guarantor of this Note waive presentment, demand, protest, notice of intention to accelerate, notice of acceleration, notice of nonpayment and all other notices of every kind, and agree that their liability under this Note shall not be affected by any renewal, postponement or extension in the time of payment hereof, by any indulgence granted by any holder hereof with respect hereto, or by any release or change in any security for the payment of this Note, and they hereby consent to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

        The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrowers.

        Borrowers' obligations evidenced by this promissory note are secured by the collateral described in the Loan Documents. The Loan Documents describe the rights of Administrative Lender, Lender and any other holder hereof with respect to the collateral.

        In the event of any conflict between the terms of this promissory note and the terms of the Credit Agreement, the terms of the Credit Agreement shall control.

        This promissory note shall be governed by and construed in accordance with the laws of the State of Washington.

        ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

                                          PENFORD CORPORATION



                                          By:
                                             --------------------------------
                                          Title:
                                                -----------------------------




                                          PENFORD PRODUCTS CO.



                                          By:
                                             --------------------------------
                                          Title:
                                                -----------------------------


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                                    EXHIBIT B
                                       TO
                                FOURTH AMENDMENT

                   FORM ALLONGE TO TERM LOAN PROMISSORY NOTES

                      ALLONGE TO TERM LOAN PROMISSORY NOTE

        The undersigned hereby amend the first paragraph of their November 15, 2000 Term Loan Promissory Note in the original principal amount of $___________ ("Note") in its entirety to read as follows:

               FOR VALUE RECEIVED, the undersigned, PENFORD CORPORATION, a Washington corporation, and PENFORD PRODUCTS CO., a Delaware corporation, (each individually referred to as "Borrower" and both collectively referred to as "Borrowers"), hereby jointly and severally promise to pay to the order of __________________________ ("Lender") the principal sum of _______________ Dollars ($_____________) on the
        Maturity Date, or at such earlier time as is provided in that certain Amended and Restated Credit Agreement among Borrowers, The Bank of Nova Scotia (as Administrative Lender) and the lenders named therein dated as of November 15, 2000, (as further amended, modified or supplemented from time to time, the "Credit Agreement").

        The undersigned hereby request that this Allonge to Term Loan Promissory Note be attached to the Note.

        Signed as of November 26, 2002


                                          PENFORD CORPORATION



                                          By:
                                             --------------------------------
                                          Title:
                                                -----------------------------




                                          PENFORD PRODUCTS CO.



                                          By:
                                             --------------------------------
                                          Title:
                                                -----------------------------




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